                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 PROXY STATEMENT
         ( PURSUANT TO SECTION 14(A) OF SECURITIES EXCHANGE ACT OF 1934)
                               (AMENDMENT NO.___ )
FILED BY REGISTRANT _XX_
FILED BY A PARTY OTHER THEN REGISTRANT

CHECK THE APPROPRIATE BOX:

___PRELIMINARY PROXY STATEMENT (PRER14A)
___CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
      (AS PERMITTED BY RULE 14A-6(E)(2)
_X_DEFINITIVE PROXY STATEMENT
___DEFINITIVE ADDITIONAL MATERIALS
___SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION 240.14A-12

     ----------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                 HYDROMER, INC.

     ----------------------------------------------------------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THEN REGISTRANT)
     ----------------------------------------------------------------------

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

_X_    NO FEE REQUIRED

___    FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.
1)     TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
       COMMON STOCK

-------------------------------------------------------------------------------
2)     AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: 4,587,987

-------------------------------------------------------------------------------
3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

-------------------------------------------------------------------------------
4)     PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

-------------------------------------------------------------------------------
5)     TOTAL PAID:
-------------------------------------------------------------------------------

___    FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIAL:
___ CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY THE EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR FORM OR SCHEDULE AND THE DATE OF ITS FILING.

           1) AMOUNT PREVIOUSLY PAID:
-------------------------------------------------------------------------------
           2) FORM, SCHEDULE OR REGISTRATION NO.:
-------------------------------------------------------------------------------
           3) FILING PARTY:
-------------------------------------------------------------------------------
           4) DATE FILED:
       ------------------------------------------------------------------------

                                 HYDROMER, INC.
                              35 Industrial Parkway
                            Branchburg, NJ 08876-3518

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 13, 2002

The Annual Meeting of the Shareholders of HYDROMER, Inc. (the "Company") will be held on Wednesday, November 13, 2002, at 35 Industrial Parkway, Branchburg, New Jersey at 10 o'clock a.m. for the following purpose, as more fully described in the accompanying Proxy Statement:

      1.    To elect directors of the Company for the ensuing year.

      2. To ratify the selection by the Board of Directors of Rosenberg Rich Baker Berman & Company as the Company's independent accountants for fiscal 2002/2003.

      3. Transact such other business as may properly come before the meeting or any adjournment thereof.

      The close of business on September 1, 2002 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of, and to vote at the Meeting.


                  By Order of the Board of Directors



                  Robert J. Moravsik, Secretary
                  Branchburg, New Jersey
                  September 16, 2002

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF PROXY CARD IS MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS


QUESTIONS AND ANSWERS.................................................................  1

PROXY STATEMENT.......................................................................  3

I.  ELECTION OF DIRECTORS (Proposal I)................................................  3
         Name of Nominee and Certain Biographical Information.........................  3
         Directors Stock Holdings.....................................................  4
         Meetings and Director's Compensation.........................................  4
         Audit Committee..............................................................  5
         Audit Committee Report.......................................................  5
         Corporate Policy on Business Practices.......................................  6
         Executive Officers...........................................................  6
         Compensation of Executive Officers...........................................  7
         Stock Options................................................................  7
         Stock Option Information Table...............................................  8
         Certain Arrangements with Directors and Executive Officers...................  8
         Information Concerning Certain Shareholders..................................  9
         Other Information............................................................. 9

II.  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal II)......... 9

III.  OTHER MATTERS................................................................... 10

IV.  MISCELLANEOUS.................................................................... 10

V.   EXCHANGE ACT COMPLIANCE.......................................................... 10

VI.  SHAREHOLDER PROPOSALS............................................................ 10

VII. INTERNET WEB SITE................................................................ 10

                                 HYDROMER, INC.
                              35 Industrial Parkway
                              Branchburg, NJ 08876

                                 PROXY STATEMENT
                   QUESTIONS AND ANSWERS ABOUT HYDROMER ANNUAL
                               MEETING AND VOTING.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the annual meeting, the stockholders will elect 8 directors, ratify the Company's choice of auditors and act upon anything else that properly comes before the meeting. In addition, the management will give a report on the performance during the fiscal year beginning July 1, 2001 and ending June 30, 2002.

WHY DID I RECEIVE THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because Hydromer's Board of Directors is soliciting your proxy to be used at the annual meeting of stockholders on November 13, 2002, at 10:00 a.m. (EST), at 35 Industrial Parkway, Branchburg, NJ 08876, or at any adjournment of the meeting. This proxy statement discloses the information you need to know to vote on an informed basis. We are first mailing this proxy statement and the enclosed proxy card to stockholders on or about September 16, 2002.

WHO CAN VOTE?

You are entitled to vote if you owned Hydromer common stock on the record date, which is the close of business on September 1, 2002. Each share of Hydromer common stock that you own entities you to one vote.

WHO CAN ATTEND THE MEETING?

Only stockholders of record on the close of business on the record date, or their duly appointed proxies, may attend the meeting. Registration begins at 9:30am.

HOW MANY SHARES OF VOTING STOCK ARE OUTSTANDING?

On the record date, there were 4,587,987 shares of Hydromer common stock outstanding. Hydromer common stock is our only class of voting stock.

WHAT CONSTITUTES A QUORUM?

A quorum is a majority of the outstanding shares entitled to vote which are present or represented by proxy at the meeting ie 2,293,994 shares. There must be a quorum for the transaction of business at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum. Broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are also included in determining the presence of a quorum.

WHAT AM I VOTING ON?

      1.    The election of eight individuals to serve on our Board of
            Directors:
                  Manfred F. Dyck, Ursula M. Dyck, Dieter Heinemann, Robert Bea, Dr. Maxwell Borow, Dr. Klaus J.H. Meckeler, Dr. Frederick Perl and Dr. Gaylord McKissick.
      2. The ratification of the selection of Rosenberg Rich Baker Berman & Company as our independent auditors for the fiscal year beginning July 1, 2002.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

The Board of Directors, recommends a vote FOR each of the Board's nominees and FOR the appointment of Rosenberg Rich Baker Berman & Company as our independent auditors for fiscal 2002/2003.

HOW DO I VOTE?

To vote by proxy you should complete, sign and date the enclosed proxy card and return it promptly in the prepaid envelope provided with this proxy statement.

To vote in person, you may attend the meeting and cast your vote in person.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted in either of the following ways:

      1.    You may submit another proxy card with a later date.
      2. You may notify Hydromer's Secretary in writing before your proxy is voted that you have revoked your proxy.

IF I PLAN TO ATTEND THE MEETING, SHOULD I STILL VOTE BY PROXY?

Whether you plan to attend the meeting or not, we urge you to vote by proxy. Returning the proxy card will not affect your right to attend the meeting, and your proxy will not be used if you are personally present at the meeting and inform the Secretary in writing prior to the voting that you wish to vote your shares in person. The Secretary will have proxy revocation forms at the meeting in case you want to revoke your proxy and vote in person.

HOW WILL MY PROXY BE VOTED?

If you properly fill in your proxy card and send it to us, your proxy holder (one of the individuals named on your proxy card) will vote your shares as you have directed. Under the rules of the various exchanges, if your broker is a member of the exchange and holds your shares in its name, the broker may vote your shares on Proposals 1 and 2 if it does not receive instructions from you. IF YOU SIGN THE PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES, THE PROXY HOLDER WILL VOTE YOUR SHARES AS RECOMMENDED BY THE BOARD OF DIRECTORS AS FOLLOWS:
    "FOR" the election of all nominees for director, "FOR" ratification of the selection of independent auditors for 2002/2003

WHAT VOTE IS REQUIRED TO APPROVE PROPOSALS?

Directors are elected by a plurality of the shares voting at the meeting. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy, your vote will not count either "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your returned proxy gives authority to proxy holders to vote on these matters in their discretion.

                                 PROXY STATEMENT

This Proxy Statement, which will be mailed commencing on or about September 16, 2002 to the persons entitled to receive the accompanying Notice of Annual Meeting of Shareholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of HYDROMER, INC. for use at the Annual Meeting of Shareholders to be held at 35 Industrial Parkway, Branchburg, New Jersey at 10 o'clock a.m. on November 13, 2002 and at any adjournment thereof, for the purposes set forth in this Notice. The Company's executive office is also located at 35 Industrial Parkway, Branchburg, New Jersey 08876-3518.

At the close of business on September 1, 2002, the record date stated in the accompanying Notice, the Company had 4,587,987 outstanding shares of Common Stock without par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to come before the Meeting. The Company has 10,917 shares of Common Stock, which are Treasury Stock and not entitled to vote. The Company has no class or series of stock outstanding other than the Common Stock.

As of September 1, 2002, Manfred F. Dyck, Chairman of the Board and a director of the Company, beneficially owned approximately 34% of the outstanding Common Stock of the Company, and his wife Ursula M. Dyck, a director of the Company, beneficially owned an additional 3.8% of the Common Stock. In addition, Mr. Dieter Heinemann, a director of the Company owns 13.1% of the outstanding Common Stock of the Company. Such ownership may enable such shareholders to exercise a controlling influence over the Company's affairs.

I.  ELECTION OF DIRECTORS (PROPOSAL I)

Eight directors will be elected at the Annual Meeting of Shareholders, each to serve for one year and until a successor shall have been duly chosen and qualified. Each director is elected by a plurality of votes cast. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the eight nominees listed in the following table, unless otherwise instructed in the Proxy. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in his or her stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any person named will be unable or will decline to serve. Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.

NAME OF NOMINEE AND CERTAIN BIOGRAPHICAL INFORMATION

MANFRED F. DYCK, age 67; Chief Executive Officer of Biosearch Medical Products, Inc. (manufacturer and distributor of medical devices) since 1975; Chairman of the Board of the Company since June 1983 and Chief Executive of the Company since July of 1989; President from 1980 to June 1983; Director of Biosearch Medical Products Inc. since 1975; Director of the Company since 1980. Manfred and Ursula Dyck are husband and wife.

MAXWELL BOROW, M.D., age 76, Medical Doctor, retired Chief of Surgery at Somerset Medical Center (hospital) from 1985-1994, Chief of Vascular Surgery at Somerset Medical Center from 1978-1985; Director of the Company since 1990.

URSULA M. DYCK, age 68; Director of the Company since 1980. Ursula and Manfred Dyck are wife and husband.

DIETER HEINEMANN, age 64; Specialist, Frankfurt, Germany Stock Exchange since prior to 1987. Director of the Company since 1991.

ROBERT H. BEA, age 49; Vice President, Regulatory and Quality Assurance, Siemens Medical Solutions USA, Inc. since 1994; Vice President of Quality Assurance and Regulatory Affairs of Biosearch Medical Products, Inc. from 1992-1994; Previously, he worked at Johnson & Johnson where he held positions of increasing responsibility in Quality/Regulatory affairs from 1973-1991. Director of the Company since 1996.

FREDERICK A. PERL, MD, age 74, Attending staff, Somerset Medical Center since 1957; Consulting staff Obstetrics and Gynecology, Carrier Clinic since 1959; Affiliated with St. Peter's Medical Center, active staff Since 1994, Director of Biosearch Medical Products since December 1996 and then appointed to the Board of the Company in February 2000.

KLAUS J.H. MECKELER, M.D. age 68; Clinical Professor of Medicine UMDNJ, Robert Wood Johnson Medical School, Former Chief of Gastroenterology and Director of Endoscopic Clinic (a clinic specializing in gastrointestinal disorders) Somerset Medical Center, since 1966; Director of Biosearch Medical Products since January 1984 and appointed to the Board of the Company in February 2000.

GAYLORD E. McKISSICK, VMD, PhD age 70, Consultant to Merck & Co., St. Joseph's Hospital,Scotch Plains Zoo, M. White's Deer Farm; prior to 1995 he served as Senior Investigator for Merck & Co. Since February of 1999 Dr. McKissick has served as a consultant to the Company in respect to its animal health products, particularly, T-Hexx(R)cow teat dip and was appointed to the Board of the Company in February 2000.

DIRECTORS STOCK HOLDINGS

NAME                                 Stock Owned (1)
                                     On Record Date              %
                                     --------------              -

MANFRED F.  DYCK,                       1,562,037 (2)          34.0%
MAXWELL BOROW, M.D                         14,000 (5)       Less than 1%
URSULA M.  DYCK,                          175,000 (3)           3.8%
DIETER HEINEMANN,                         600,030 (4)          13.1%
ROBERT H.  BEA                           -  0  - (6)
KLAUS J.H. MECKELER                      -  0  - (7)
FREDERICK L. PERL                        -  0  - (7)
GAYLORD E. McKISSICK                     -  0  - (7)

(1) As of September 1, 2002, except as otherwise indicated below, each nominee has sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 40,300 shares held by Mr. Dyck as custodian for certain of his children/grandchildren and does not include 229,708 shares held with sole voting investment power by Mr. Dyck's children and relatives of Mr. Dyck's, as to which Mr. Dyck disclaims beneficial ownership, or shares held by Ursula M. Dyck, his wife. Excludes 147,854 options held by Mr. Dyck.

(3) Does not include 163,556 shares held with sole voting and investment power by Mrs. Dyck's children, as to which Mrs. Dyck disclaims beneficial ownership, or shares held by Manfred F. Dyck, her husband, individually or as custodian. Includes 40,000 shares held by Mrs. Dyck as custodian for her grandchildren. Excludes 36,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Excludes 36,000 options held by Mr. Heinemann.

(5)   Excludes 31,000 options held by Dr. Borow.

(6)   Excludes 36,000 options held by Mr. Bea.

(7)   Excludes 26,000 options held by Dr. Meckeler, Dr. Perl and Dr. McKissick.

MEETINGS AND DIRECTOR'S COMPENSATION

During the past fiscal year, the Board of Directors of the Company met five times. All Directors attended at least 75% of the meetings.

Since May of 1990, directors have been compensated at the rate of $750 per meeting for directors meetings attended in person, and $200 per meeting for telephone conference meetings. In addition, directors may attend operational meetings with Company management, and will be compensated at the rate of $500 per meeting for attendance at such meetings. No such operational meetings were held in the fiscal year 2001/2002.

The Board of Directors of the Company does not have a separate Nominating Committee or Compensation Committee. These functions are performed by the Board at its meetings.

AUDIT COMMITTEE

On November 14, 2001 the Board ratified the then existing membership of the audit committee consisting of the outside directors, Robert Bea (Chairman), Dr. Maxwell Borow, Dr. Klaus Meckeler, Dr. Frederick Perl & Dr. Gaylord McKissick. None of the members are "financial experts". The committee first met on August 28, 2002. A report was issued:

AUDIT COMMITTEE REPORT

      To our stockholders:

      On 28 August 2002, the Audit Committee composed entirely of independent directors, met with a representative of the firm of Rosenberg Rich Baker Berman & Company to generally discuss the operation of the business from a financial point of view.

      As required by the Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees", the committee received a letter addressed to the Audit Committee from Rosenberg Rich Baker Berman & Company ("independent accountants") disclosing its public-company client relationships, none being of such a nature as effecting the independence of the accountants, in the opinion of the Committee.

      The representative indicated to the committee that based on his firm's assessment, all financial reports as of June 30, 2002 appear to be in order and accurately represent the financial status of Hydromer and its subsidiary. Although there are areas, that in their opinion could be improved upon, they stated that the systems in place are appropriate for the type and size of the Hydromer's business. The Internal Audit committee was in agreement with the assessment.

      The independent accounting firm is near completion of the audit for fiscal year 2001/2002 and should be able to provide a copy of the letter to stockholders which will be included in the Company's mailing to stockholders.

      Respectively Submitted,
      Robert H. Bea, chairman, August 29, 2002

CORPORATE POLICY ON BUSINESS PRACTICES

On June 22, 2000 the Board adopted a set of policies applicable to Directors, Officers and employees of the Corporation covering subjects: 1.Loyalty to Corporation 2.Conflict of Interest 3. Anti-Trust Compliance 4. Inside Information and Trading in Company's Securities 5. Prohibition on Political Contributions 6. Equal Opportunity Employment 7. Environmental Health and 8. Legal Compliance. It is the Company's intention to review this policy pursuant to regulations issued by the SEC under the Sarbanes-Oxley Act of 2002. The present Policy is posted on the Company's web site at http://www.hydromer.com.

EXECUTIVE OFFICERS

Manfred F. Dyck has been Chairman of the Board of the Company since June 1983 and a Director of the Company since its inception. Mr. Dyck served as Chief Executive Officer of the Company from its inception until October 1986, and as of August 1989, reassumed the duties of Chief Executive Officer. Mr. Dyck has been Chief Executive Officer and a Director of Biosearch Medical Products Inc. since 1975. He holds a B.S. in Chemical Engineering.

Robert J. Moravsik has been Vice-President and General Counsel since April 1998 and Senior Vice President, General Counsel and Secretary since February 2000. He also serves in the same capacity for Biosearch Medical Products, Inc. (a wholly owned subsidiary as of February 2000) since 1987. Prior to this he was Vice-President and General Counsel to Fisher Stevens, Inc., a subsidiary of the Bureau of National Affairs. Mr. Moravsik is admitted to practice in the states of New Jersey and New York, the Federal District Court of New Jersey and the United States Supreme Court. He holds a B.S. in Aerospace Engineering, an M.S. in Computer Science and a J.D. in Law.

Martin C. Dyck has been Vice President of Operations of the Company since February 2000 and Executive Vice President since June 2001. He also serves as President of the Company's wholly owned subsidiary, Biosearch Medical Products, Inc since 1998. Prior to that he served as Vice President of Operations. Martin
C. Dyck is the son of Mr. Manfred F. Dyck and Mrs. Ursula M. Dyck. He holds a B.S. in Finance with a minor in Mechanical Engineering.

Dr. Rainer Gruening has been Vice President of R&D since June 2001. Prior to this he held the position of Manager of Regulatory Affairs in AM Cosmetics. Mr. Gruening has a PhD in Chemistry from the University of Marburg in Germany.

Robert Y. Lee, CPA, has been Vice President and Chief Accounting Officer since June 1, 2001. Prior to this he was Controller for a Technical Start-up Company. Mr. Lee holds BS in Accounting and Information Systems and a MBA in Finance and International Business.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning cash compensation paid or accrued by the Company during the fiscal year ended June 30, 2002, to the CEO and for each of the executive officers of the Company whose total cash compensation exceeded $100,000.

                                 Annual Compensation                          Long-Term Compensation
                                             Other Annual      Restricted
Name and                                   Compensation ($)       Stock      Options    LTIP       All other
Principal Position         Year     Salary   Bonus    (2)         Awards       /Sar    Payouts   Compensation
------------------         ----     ------   -----    ---         ------       ----    -------   ------------

Manfred F.  Dyck           2002   225,000        -   5,000             -    10,000 (3)       -          -
   Chairman,               2001   210,385        -   5,000             -    71,314 (3)       -          -
   President, CEO          2000   238,846 (1)    -   5,000             -    13,000           -          -

Martin C. Dyck             2002   122,769        -   5,000             -    50,000           -          -
   EVP                     2001   119,770    29,109  5,000             -    21,105           -          -
                           2000    85,582    23,221  4,200             -    10,000           -          -

Robert J. Moravsik         2002   115,000        -   5,000             -        -            -          -
   Senior VP               2001   111,308        -   5,000             -    21,105           -          -

Robert Y. Lee, VP          2002   120,000        -   3,000             -     9,000           -          -

Dr. Rainer Gruening, VP    2002   115,000        -   5,000             -     9,000           -          -

The aggregate value of restricted shares of the Company held by Manfred F. Dyck as of June 30, 2002 was approximately $896,100 (based on a market price of $0.57/share and includes only shares held directly, does not include options or shares held as custodian.)

(1) Mr. Manfred Dyck's salary at Hydromer was $195,000 for the year ending June 30, 2000. Upon the acquisition of Biosearch Medical Products in February 2000, Mr. Dyck was owed $43,846 in salary accrued while CEO of Biosearch but not paid. This liability was paid by Hydromer, Inc. (see "Certain Arrangements with Directors and Executive Officers")

(2)   Amount of Automobile Allowance, which was paid in the year shown.

(3) As part of a stock option plan covering active Directors, Mr. Dyck was awarded 5,000 options to purchase stock at $0.80 for fiscal 1999/2000, 8,000 at $1.10 for fiscal 2000/2001 and 10,000 for fiscal 2001/2002 (see
      "Stock Options"). In addition as part of a stock plan for the C.E.O, no options were awarded for fiscal year ending June 30, 2002. In addition as part of a stock plan for the CEO 63,314 options were awarded for fiscal 2000/2001 at $1.46 per share. These options fully vest in two years.

STOCK OPTIONS

It has been the practice and opinion of the Board of Directors that stock option awards are needed to attract and retain talented executive management/scientific employees. All plans which award employees stock options provide that the options are lost when employment ends. In the specific case the employment relationship is terminated by the Company, the stock options that are vested must be exercised in 30 days after the employment relationship ends. In the case of awards to Directors the options vest on the date of grant and may be exercised at anytime within the option period which is generally five years. From time to time the Board awards options to employees for outstanding accomplishments or as part of an employment agreement. These awards are based on factors which the Board considers important and of benefit to the Company. The option price has traditionally been set at the prior 5 day weighted average of the market price prior to the date of the award, hence in the opinion of the Company the option have no value on the award date. None of these plans or discretionary awards have been submitted or are subject to the approval of stockholders.

In 1984 the Board of Directors conferred upon Manfred F. Dyck, Chairman of the Board of the Company, the authority to grant to employees of the Company including executive officers, options to purchase up to 15,000 shares of the Common Stock of the Company at an exercise price of $1.00 per share, and upon such other terms and conditions as the Chairman may determine. No such options were granted during the 2001/2002 fiscal year under this plan.

In August 1998 the Board of Directors authorized a stock option plan effective July 1, 1998 for senior management. Under the plan, senior management would be issued stock options in an amount equal to 3% of the incremental market cap of the Company (defined as # of outstanding shares times share price) on June 30th in each of the next three years. These options would be equally divided between the number of participants in the plan. As of July 1, 2001, there were four participants. The market cap did not increase in 2001/2002 so no awards were made under this plan.

These options are in effect for 5 years. 20% vest immediately and the remaining 80% vest over the following 8 quarters. Options issued under the plan were:

     Name                       Date        Number of Options    Price
     ----                       ----        -----------------    -----
Robert J. Moravsik, VP     June 30, 2000            -
Martin C. Dyck, VP         June 30, 2000            -

Robert J. Moravsik, VP     June 30, 2001          21,105          1.46
Martin C. Dyck, EVP        June 30, 2001          21,105          1.46

Robert J. Moravsik, VP     June 30, 2002            -
Martin C. Dyck, Ex VP      June 30, 2002            -
Robert Y. Lee, VP          June 30, 2002            -
Dr. Rainer Gruening, VP    June 30, 2002            -

On January 22, 1998 the Board of Directors also authorized a similar stock option plan for Manfred Dyck, Chairman and CEO effective July 1, 1998. Under the plan, he would be issued stock options in an amount equal to 3% of the incremental market cap of the Company (defined as # of outstanding shares times share price) on June 30th in each of the following three years. See Compensation of Executive Officers for the awards under this plan.

In August 2001 the Board extended these stock option plans for Senior Management and the President for three more years ending June 30, 2004 under the same terms except the plan for senior management now includes 4 members.

On January 22, 1998 the Board of Directors approved an option plan for active directors (an active director attends all the meetings of the Board) that would give each active director of the Company 5,000 options with a strike price on September 1, and each subsequent year on the record date. On February 22, 2000 the option plan was amended to grant each director 2,000 options for each meeting attended with a strike price on the annual meeting date. The price shall be the prior 5 day weighted average.

In the fiscal year ending June 30, 2002 the Board awarded 5,000 and 10,000 options to two non-management employees that in the opinion of the Board made valuable contributions to the Company over and above their responsibilities.

STOCK OPTION INFORMATION TABLE

Total Options (1 option is for 1 share of common stock)
Exercisable on 9/1/02.........................   319,590
Weighted Exercise Price.......................     $1.00
Total Number of Shares Reserved for
         All Options issued...................   464,244

      Note: none of the options awarded above were awarded subject to plans approved by stockholders.

CERTAIN ARRANGEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS

There are no loans, credit arrangements or other similar arrangements with Directors or Officers of the Company. The Company maintains a 401K Retirement Plan which is open to all full time employees. No stock of the Company is maintained in this plan.

INFORMATION CONCERNING CERTAIN SHAREHOLDERS

The shareholders (including any "group" as that term is used in Section 13(d)
(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than 5% of the outstanding Common Stock as of September 1, 2002, and all directors and officers of the Company as a group, and their respective stock holdings (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.

                                      SHARES OF COMMON
                                         STOCK OWNED           PERCENT OF CLASS
   Name and Address                   BENEFICIALLY (1)

   Manfred F.  Dyck                  1,562,037 (2)(3)                34.0%
     255 Holland Road
     Far Hills, NJ  07931

   Dieter Heinemann                    600,030 (4)                   13.1%
   Goldbergweg 6460599
   Frankfurt AM
   Federal Republic of Germany

   Ben Posdal                          355,361                       8.14%
     PO Box 23632
     Tampa, Fl  22623

   All Directors and Officers        2,387,067 (2)(3)(4)(5)          52.0%
     As a group (12 persons)

(1) As of September 1, 2002, except as otherwise indicated below, each nominee had sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 40,300 shares held by Mr. Dyck as custodian for certain of his children/grandchildren and does not include 229,708 shares held with sole voting and investment power by Mr. Dyck's children and relatives of Mr. Dyck. Excludes 147,854 options held by Mr. Dyck.

(3) Does not include 175,000 shares held by Ursula M. Dyck, Mr. Dyck's wife, individually and as custodian. Does not include 36,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Also excludes 36,000 options held by Mr. Heinemann.

(5) Excludes, 37,285 stock options held by Mr. Moravsik, 81,105 stock options held by Mr. Martin C. Dyck, 9,000 stock options held by Robert Y. Lee, 9,000 options held by Dr. Rainer Gruening and 147,854 stock options held by Mr. Manfred F. Dyck. Excludes all options held by Directors. (See "Stock Options")

OTHER INFORMATION CONCERNING DIRECTORS,
OFFICERS AND SHAREHOLDERS

There is no other information regarding Officers and Shareholders.

II.  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (PROPOSAL II)

Subject to ratification by the stockholders, the Board of Directors, has selected the firm of Rosenberg Rich Baker Berman & Company ("RRBB") as the Company's independent public accountants for the current year. For the fiscal year ending June 30, 2002 RRBB provided $34,500 in auditing services to the Company. There were no services rendered outside the scope of their responsibilities as independent public accountants (non-auditing services).

Representatives of RRBB are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

III. OTHER MATTERS

The Board of Directors of the Company does not know of any other matters which may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

IV.  MISCELLANEOUS

If the accompanying form of Proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the proxy is revoked by written notice addressed to and received by the Secretary of the Corporation. If no directions are indicated in such Proxy, the shares represented thereby will be voted in the election of directors in favor of the nominees proposed by the Board of Directors, and in favor of ratification of the Independent Certified Public Accountants. Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a shareholder who may theretofore have given a Proxy will not have the effect of revoking the same unless the shareholder so notifies the Secretary of the meeting in writing at any time prior to the voting of the shares represented by the Proxy.

Votes that are withheld and broker non-votes will be treated as shares that are present for purposes of determining a quorum. Withheld votes will be excluded in determining whether a nominee for director or the ratification of independent certified public accountants, has received a plurality of the votes cast.

All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by mail and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting materials to their principals.

It is important that Proxies be returned promptly. Shareholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their vote can be recorded.

V.   EXCHANGE ACT COMPLIANCE

Section 16(a) of the Securities Exchange Act requires that certain of the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's securities, file reports of ownership and changes in ownership of the Company's securities with the Securities Exchange Commission. Officers, directors and greater than ten percent shareholders are required to provide the Company with copies of the forms they file. Based solely upon its review of copies of such forms received by the Company, and upon representations by the Company's officers and directors regarding compliance with the filing requirements, the company believes that in Fiscal 2001/2002, all filing requirements applicable to its officers, directors and ten percent shareholders were complied within a timely manner.

VI.  SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 2003 Annual Meeting of Shareholders of the Company must be received by the Company by May 14, 2003 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting.

VII. INTERNET WEB SITE

The Company maintains a WEB site on the Internet with and address of www.hydromer.com which describes the products and services sold by the Company and contains product brochures which can be downloaded. The web site contains links which any person can use to obtain documents filed with the Security and Exchange Commission and links to various financial services which post the current stock price and current press releases. Stockholders are invited to browse this information.

                                 HYDROMER, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 13, 2002

      The undersigned hereby appoints Robert J. Moravsik and Robert Y. Lee and each of them, to represent the undersigned at the Annual Meeting of Stockholders of Hydromer, Inc. to be held at Hydromer's facility located at 35 Industrial Parkway, Branchburg, New Jersey, on Wednesday, November 13, 2002 at 10:00 a.m., and at any adjournment thereof, on all matters coming before such meeting.










                            - FOLD AND DETACH HERE -

                                                                 Please mark
                                                                 your votes as
                                                                 indicated in
                                                                 example

1. Election of Manfred F. Dyck;         FOR all nominees (except as       WITHHOLD AUTHORITY
Maxwell Borow, MD;                      provided to the contrary below)   to vote for all nominees
Dieter Heinemann;Ursula M. Dyck;
Robert H. Bea; Dr. Klaus Meckeler                ------                          ------
Dr. Frederick Perl and Dr. Gaylord McKissick


INSTRUCTIONS: to withhold authority for any nominee, write that nominee's name here:

________________________________________________________________

2.The ratification of the appointment
of Rosenberg, Rich, Baker,Berman & Company    FOR     AGAINST    ABSTAIN
as Company's Independent Accountants for      / /       / /        / /
fiscal 2002/2003.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS APPEARING ON THIS SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS 1 or 2, THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR POSTPONEMENT OR ADJOURNMENT THEREOF. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Annual Report and notice of meeting and proxy statement dated September 16, 2002 is hereby acknowledged.

                        PLEASE SIGN, DATE AND MAIL TODAY

Signature(s) of Stockholders(s)_____________________________ Date__________ 2002

Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner or corporate officer please give FULL title.

                            - FOLD AND DETACH HERE -